                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                         Date of Report: January 1, 1997


                             ASA INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)



             Delaware                    0-14741                02-0398205
----------------------------           -------------         -------------------
(State or Other Jurisdiction           (Commission           (IRS Employer
 of Incorporation)                      File Number)         Identification No.)



                   10 Speen Street, Framingham, Massachusetts          01701
     --------------------------------------------------------------------------
     (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's Telephone Number Including Area Code: (508) 626-2727
                                                           --------------

                                TABLE OF CONTENTS

                                    FORM 8-K

                                 January 1, 1997


Item                                                                        Page
Item 2.           Disposition of Assets                                       1

Item 7.           Exhibit and Financial Statements                            1

Signature                                                                     2

Exhibit and Financial Statements                                            E-1

Item 2.           Disposition of Assets

         ASA International Ltd. (the "Registrant") has completed the disposition of substantially all of the assets and liabilities of the Company's International Trade and Transportation Systems Division (the "International Division") to TradePoint Systems LLC ("TradePoint"), a New Hampshire limited liability company. In exchange for the assets of the International Division and the assumption of the International Division's liabilities, the Registrant received a 16% membership interest in TradePoint and a subordinated promissory note in the face amount of $600,000.00 from TradePoint (the "Note"). The remaining 84% interest in TradePoint is owned by Christopher J. Crane, the former president of and a former director of the Registrant. Simultaneously with the completion of this transaction, Mr. Crane resigned all of his positions with the Registrant. In exchange for his interest in TradePoint, Mr. Crane (i) contributed all of the Registrant's common stock, $.01 par value per share (the "Common Stock") owned by him, totaling 665,597 shares; (ii) assigned to the Registrant a 16% partnership interest in the ASA Investment Partnership, a partnership by and among Mr. Crane, the Registrant, and Alfred C. Angelone, the Registrant's Chief Executive Officer and Chairman; and (iii) cancelled all of his options to purchase 245,000 shares of Common Stock. The consideration to be paid was determined by negotiations between the parties and was independently evaluated on behalf of the Registrant by Shields & Company, Inc. The Registrant will account for its investment in TradePoint under the cost method.

         In connection with the transaction, TradePoint granted to the Registrant an irrevocable proxy covering the Registrant's Common Stock owned by TradePoint. The Registrant has the right to cause TradePoint to redeem the 16% membership interest in TradePoint held by the Registrant by notice given on or after March 1, 2002, in exchange for the Registrant's Common Stock held by TradePoint and the fair market value of the 16% membership interest in TradePoint. TradePoint has the right to redeem the Registrant's membership interest by notice given or after December 31, 2001 in exchange for the Registrant's Common Stock held by it and the greater of $400,000 or the fair market value of the 16% membership interest in TradePoint.

Item 7.           Exhibit and Financial Statements

         The following exhibits and financial statements are filed herewith:

                  a. Financial statements of businesses acquired (not applicable).

                  b.  Pro-forma financial information for the Registrant.

                      The following unaudited pro forma condensed consolidated
               financial statements are filed with this report:

                      Pro Forma Condensed Consolidated Balance Sheet at
               September 30, 1996 F-1 to F-2.

                      Pro Forma Condensed Consolidated Statements of Operations.

                         Year Ended December 31, 1995                       F-3
                         Nine Months Ended September 30, 1996               F-4

                      The Pro Forma Condensed Consolidated Balance Sheet of the
               Registrant as of September 30, 1996 reflects the financial position of the Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on September 30, 1996. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 1995 and the nine months ended September 30, 1996 assume that the disposition occurred on January 31, 1995 and are based on the operations of the Registrant for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively.

                      The unaudited pro forma condensed consolidated financial
               statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the future financial position or results of operations or actual results that would have occurred had the transactions been in effect as of the dates presented.


                      The unaudited pro forma condensed consolidated financial
               statements should be read in conjunction with the Registrants historical financial statements and related notes.


                  c.  Exhibit.

Exhibit
   No.                                      Title
-------                                     -----
  2 Reorganization Agreement by and between the Registrant, TradePoint and Mr. Crane.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASA International, Ltd.



                                        By:/s/ Alfred C. Angelone
                                           -------------------------
                                           Alfred C. Angelone,
                                           Chief Executive Officer



Date:  January 15, 1997

                         PRO FORMA FINANCIAL INFORMATION

                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                       AT SEPTEMBER 30, 1996

                                            (Unaudited)
                                                    ----Pro Forma Adjustments----
                                        Historical    TradePoint(a)    Other         Pro Forma
                                        -----------   -------------  ----------     -----------
            ASSETS

CURRENT ASSETS:
  Cash and cash equivalents            $   442,916    $       --    $       --     $   442,916
  Receivables - net                      4,840,632     1,243,925            --       3,596,707
  Computer hardware held for resale         98,599            --            --          98,599
  Other current assets                     914,843       107,199        66,279(b)      873,923
                                       -----------    ----------    ----------     -----------

TOTAL CURRENT ASSETS                     6,296,990     1,351,124        66,279       5,012,145

PROPERTY AND EQUIPMENT - NET             4,626,181       192,400            --       4,433,781

SOFTWARE - NET                           5,811,079     1,547,318            --       4,263,761

COST EXCEEDING NET ASSETS
  ACQUIRED - NET                         1,343,513       413,325            --         930,188

OTHER ASSETS                               606,634            --            --         606,634

NOTE RECEIVABLE, LESS
  CURRENT PORTION                               --            --       533,721(b)      533,721

INVESTMENT IN TRADEPOINT, LLC                   --            --       453,000(b)      453,000
                                       -----------    ----------    ----------     -----------
                                       $18,684,397    $3,504,167    $1,053,000     $16,233,230
                                       ===========    ==========    ==========     ===========



-----------------------------------------------------------------------------------------------------
(a) To eliminate the assets and liabilities included in the balance sheet of the Company's TradePoint business as of September 30, 1996.

(b) To reflect the exchange of the note ($600,000), stock ($1,034,000), options ($398,700), and interest in the TradePoint, LLC ($453,000) for the net assets of TradePoint.

(c) To reflect transaction costs and liabilities retained by the Company.

                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                      AT SEPTEMBER 30, 1996

                                            (Unaudited)
                                                   ----Pro Forma Adjustments----
                                    Historical    TradePoint(a)    Other            Pro Forma
                                    -----------   -------------  -----------       -----------
   LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES:

  Revolving credit and bank note    $ 1,125,000    $       --    $        --       $ 1,125,000
  Accounts payable                    1,413,541       186,638             --         1,226,903
  Accrued expenses                    1,843,565       534,337         70,000(c)      1,379,228
  Other current liabilities           1,184,636       119,064             --         1,065,572
                                    -----------    ----------    -----------       -----------

TOTAL CURRENT LIABILITIES             5,566,742       840,039         70,000         4,796,703

LONG-TERM OBLIGATIONS, NET OF
  CURRENT MATURITIES                  2,519,543        19,493             --         2,500,050

DEFERRED TAXES                          617,000            --             --           617,000

COMMITMENTS                                  --            --             --                --

SHAREHOLDERS' EQUITY:
  Common stock                           39,839            --             --            39,839
  Additional paid-in capital          7,742,952     1,922,997      1,524,297(b)      7,344,252
  Retained earnings                   2,618,763       721,638        492,703(b,c)    2,389,828
                                    -----------    ----------    -----------       -----------
                                     10,401,554     2,644,635      2,017,000         9,773,919
Less:  treasury stock, at cost          420,442            --     (1,034,000)(b)     1,454,442
                                    -----------    ----------    -----------       -----------
                                      9,981,112     2,644,635        983,000         8,319,477
                                    -----------    ----------    -----------       -----------

                                    $18,684,397    $3,504,167    $ 1,053,000       $16,233,230
                                    ===========    ==========    ===========       ===========

-----------------------------------------------------------------------------------------------
(a) To eliminate the assets and liabilities included in the balance sheet of the Company's
    TradePoint business as of September 30, 1996.

(b) To reflect the exchange of the note ($600,000), stock ($1,034,000), options ($398,700), and interest in the TradePoint, LLC ($453,000) for the net assets of TradePoint.

(c) To reflect transaction costs and liabilities retained by the Company.

                         PRO FORMA FINANCIAL INFORMATION

                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                              FOR THE YEAR ENDED DECEMBER 31, 1995

                                          (Unaudited)
                                                  ----Pro Forma Adjustments----
                                      Historical    TradePoint(a)  Other(b)       Pro Forma
                                      -----------   -------------  ---------     -----------
REVENUE
  Computer and add-on hardware        $ 8,443,995    $1,316,417    $      --     $ 7,127,578
  Services                             16,654,125     3,957,359           --      12,696,766
  Product licenses                      5,934,237     1,694,654           --       4,239,583
                                      -----------    ----------    ---------     -----------
NET REVENUE                            31,032,357     6,968,430           --      24,063,927

COST OF REVENUE
  Computer and add-on hardware          6,920,796     1,003,918           --       5,916,878
  Services                             12,136,916     2,125,671           --      10,011,245
  Product licenses and development      2,598,035     1,403,047           --       1,194,988
                                      -----------    ----------    ---------     -----------
TOTAL COST OF REVENUE                  21,655,747     4,532,636           --      17,123,111

EXPENSES
  Marketing and sales                   4,362,178     1,011,339           --       3,350,839
  General and administrative            3,252,289       590,394           --       2,661,895
  Amortization of goodwill                260,523        42,515           --         218,008
                                      -----------    ----------    ---------     -----------
TOTAL EXPENSES                          7,874,990     1,644,248           --       6,230,742

EARNINGS FROM OPERATIONS                1,501,620       791,546           --         710,074

INTEREST EXPENSE - NET                    452,306         9,196      (54,000)        389,110
                                      -----------    ----------    ---------     -----------
EARNINGS BEFORE INCOME TAXES            1,049,314       782,350       54,000         320,964

INCOME TAXES                              592,000       441,000       30,000         181,000
                                      -----------    ----------    ---------     -----------
NET EARNINGS                          $   457,314    $  341,350    $  24,000     $   139,964
                                      ===========    ==========    =========     ===========

EARNINGS PER COMMON AND COMMON
  EQUIVALENT SHARE:
  NET EARNINGS                               $.11           $--          $--            $.04
                                             ====           ===          ===            ====
WEIGHTED AVERAGE NUMBER OF COMMON
  AND COMMON EQUIVALENT SHARES
  OUTSTANDING                           4,224,503            --      706,286(c)    3,518,217
                                        =========            ==      =======       =========

--------------------------------------------------------------------------------------------
(a) To eliminate the profit and loss of TradePoint for the entire period.

(b) To reflect interest income on the $600,000 note receivable and the related tax effect.

(c) To adjust weighted shares outstanding for 665,597 shares returned to the Company and equivalent shares under options cancelled.


                         PRO FORMA FINANCIAL INFORMATION

                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                          (Unaudited)
                                                   ----Pro Forma Adjustments----
                                      Historical     TradePoint(a)  Other(b)        Pro Forma
                                      -----------    -------------  ---------      -----------
REVENUE
  Computer and add-on hardware        $ 3,189,092     $  979,902    $      --      $ 2,209,190
  Services                             11,881,517      2,709,742           --        9,171,775
  Product licenses                      3,750,965        864,367           --        2,886,598
                                      -----------     ----------    ---------      -----------
NET REVENUE                            18,821,574      4,554,011           --       14,267,563

COST OF REVENUE
  Computer and add-on hardware          2,620,284        698,929           --        1,921,355
  Services                              7,659,746      1,466,849           --        6,192,897
  Product licenses and development      2,538,927        621,383           --        1,917,544
                                      -----------     ----------    ---------      -----------
TOTAL COST OF REVENUE                  12,818,957      2,787,161           --       10,031,796

EXPENSES
  Marketing and sales                   2,974,953        683,602           --        2,291,351
  General and administrative            2,699,920        429,721           --        2,270,199
  Amortization of goodwill                194,201         18,179           --          176,022
                                      -----------     ----------    ---------      -----------
TOTAL EXPENSES                          5,869,074      1,131,502           --        4,737,572

EARNINGS (LOSS) FROM OPERATIONS           133,543        635,348           --         (501,805)

INTEREST EXPENSE - NET                    323,966          2,507      (54,000)         267,459
                                      -----------     ----------    ---------      -----------
EARNINGS (LOSS) BEFORE INCOME
  TAXES                                  (190,423)       632,841       54,000         (769,264)

INCOME TAXES                                   --             --           --               --
                                      -----------     ----------    ---------      -----------
NET EARNINGS (LOSS)                   $  (190,423)    $  632,841    $  54,000      $  (769,264)
                                      ===========     ==========    =========      ===========

EARNINGS (LOSS) PER COMMON AND
  COMMON EQUIVALENT SHARE:
  NET EARNINGS                              $(.05)            --           --            $(.24)
                                            =====             ==           ==            =====
WEIGHTED AVERAGE NUMBER OF COMMON
  AND COMMON EQUIVALENT SHARES
  OUTSTANDING                           3,822,989             --      665,597(c)     3,157,392
                                        =========             ==      =======        =========

----------------------------------------------------------------------------------------------
(a) To eliminate the profit and loss of TradePoint for the entire period.

(b) To reflect interest income on the $600,000 note receivable.

(c) To reflect weighted shares outstanding for 665,597 shares returned to the Company.
